Exhibit 99.1
Aerohive Networks Reports Q3 2017 Results
MILPITAS, CA — November 1, 2017 — Aerohive Networks® (NYSE: HIVE), a Cloud Networking Leader, today announced financial results for its third quarter ended September 30, 2017.
"Our third quarter was highlighted by margin performance and EPS at the high end of our guidance ranges, along with strong increases in cash and short-term investments," stated David Flynn, President and Chief Executive Officer. "We're also pleased with the continued progress we have made on our product roadmap and that Dell EMC had the confidence in us to invest in moving to a full OEM relationship, which we announced today."
Financial Summary
Total revenue for the third quarter of fiscal year 2017 was $37.1 million, compared with $40.4 million for the third quarter of 2016. Subscription and support revenue was $10.3 million, or 28% of total revenue for the quarter, compared with $8.7 million, or 21% of total revenue, for the third quarter of 2016.
On a GAAP basis, net loss was $6.6 million for the third quarter of fiscal year 2017, compared with a net loss of $9.7 million for the third quarter of 2016. GAAP gross margin was 65.9% for the third quarter of fiscal year 2017, compared with 67.4% for the third quarter of 2016.
On a non-GAAP basis, net loss was $1.6 million for the third quarter of fiscal year 2017, compared with a net loss of $3.3 million for the third quarter of 2016. Non-GAAP gross margin was 66.8% for the third quarter of fiscal year 2017, compared with 68.5% for the third quarter of 2016.
Conference Call Information
Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its third quarter 2017 results and outlook for its fourth quarter of 2017 at 2:00 pm Pacific Time today, November 1, 2017. The call may be accessed by dialing 719-325-2499 and providing the passcode 1075652. A live and archived audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com.
Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we are making to address challenges in our business, including to strengthen our channels and product offerings, diversify our market opportunities and our ability to achieve and maintain non-GAAP operating profitability and resume revenue growth. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our revenue opportunities and sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals we target or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of our new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, our inability to protect Aerohive intellectual property or to predict or limit exposure to third party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, use of Aerohive's capital and general market, political, regulatory, economic and business conditions in the United States and internationally.
Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Aerohive’s results for its third quarter of fiscal year 2017 reported in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating loss and non-GAAP operating margin;

•	non-GAAP net loss and non-GAAP net loss per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage;
The Company defines non-GAAP financial measures to exclude share-based compensation, adjustment to internal-use software amortization, and certain charges related to litigation, headquarter relocation and restructuring.
The Company has included non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•
although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP net loss, and non-GAAP loss per share do not reflect any cash requirement for such replacements;

•	excluding certain expenses associated with litigation in the quarter does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such or other litigation;

•
excluding headquarter relocation expense in the quarter does not reflect the cash requirement relating to the one-time charges related to the lease abandonment costs incurred upon vacating buildings of our prior headquarters and double rent and utilities expense during the transition to our new headquarters facility;

•
excluding restructuring charges in the quarter does not reflect the cash requirement relating to the costs associated with restructuring and primarily relates to employee termination costs and benefits; and

•	other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.
Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.
A reconciliation of non-GAAP guidance measures to corresponding guidance measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that are excluded from these non-GAAP measures.
About Aerohive Networks
Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, or become a fan on our Facebook page.
“Aerohive” is a registered trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:
Melanie Solomon
The Blueshirt Group
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue:
Product	$26,750	$31,691	$85,666	$103,683
Subscription and support	10,318	8,678	30,053	24,445
Total revenue	37,068	40,369	115,719	128,128
Cost of revenue (1):
Product	9,408	10,070	28,760	32,922
Subscription and support	3,244	3,095	9,573	9,048
Total cost of revenue	12,652	13,165	38,333	41,970
Gross profit	24,416	27,204	77,386	86,158
Operating expenses:
Research and development (1)	9,260	10,685	28,032	31,457
Sales and marketing (1)	15,948	19,647	50,807	62,037
General and administrative (1)	5,700	6,515	17,486	22,135
Total operating expenses	30,908	36,847	96,325	115,629
Operating loss	(6,492)	(9,643)	(18,939)	(29,471)
Interest income	180	109	484	345
Interest expense	(135)	(115)	(412)	(351)
Other income (expense), net	(90)	22	(268)	128
Loss before income taxes	(6,537)	(9,627)	(19,135)	(29,349)
Provision for income taxes	75	85	369	298
Net loss	$(6,612)	$(9,712)	$(19,504)	$(29,647)
Net loss per share, basic and diluted	$(0.12)	$(0.19)	$(0.37)	$(0.59)
Weighted-average shares used in computing net loss per share, basic and diluted	53,683,727	50,818,710	53,070,863	49,920,630

(1) Includes stock-based compensation as follows:
Cost of revenue	$313	$431	$860	$1,024
Research and development	1,329	1,576	3,082	4,287
Sales and marketing	1,566	2,505	4,361	6,336
General and administrative	1,756	1,903	4,658	5,118
Total stock-based compensation	$4,964	$6,415	$12,961	$16,765

AEROHIVE NETWORKS, INC.
Condensed Consolidated Balance Sheets
(unaudited, in thousands, except share and per share amounts)

	September 30,	December 31,
	2017	2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$33,949	$34,346
Short-term investments	49,064	42,408
Accounts receivable, net	17,186	26,190
Inventories	13,206	12,629
Prepaid expenses and other current assets	7,864	6,289
Total current assets	121,269	121,862
Property and equipment, net	7,005	9,008
Goodwill	513	513
Other assets	5,362	5,100
Total assets	$134,149	$136,483
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$9,709	$10,762
Accrued liabilities	8,976	9,300
Debt, current	—	20,000
Deferred revenue, current	36,761	31,727
Total current liabilities	55,446	71,789
Debt, non-current	20,000	—
Deferred revenue, non-current	35,732	34,177
Other liabilities	1,791	1,829
Total liabilities	112,969	107,795
Stockholders’ equity:
Preferred stock	—	—
Common stock	55	52
Additional paid–in capital	273,287	258,063
Treasury stock	(5,169)	(2,139)
Accumulated other comprehensive loss	(9)	(31)
Accumulated deficit	(246,984)	(227,257)
Total stockholders’ equity	21,180	28,688
Total liabilities and stockholders’ equity	$134,149	$136,483

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Nine Months Ended September 30,
	2017	2016
Cash flows from operating activities
Net loss	$(19,504)	$(29,647)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	2,371	2,665
Stock-based compensation	12,961	16,765
Other	(45)	280
Changes in operating assets and liabilities:
Accounts receivable, net	9,004	352
Inventories	(577)	(4,916)
Prepaid expenses and other current assets	(1,575)	901
Other assets	(262)	(93)
Accounts payable	(911)	(1,956)
Accrued liabilities	(329)	(1,239)
Other liabilities	93	400
Deferred revenue	6,589	6,147
Net cash provided by (used in) operating activities	7,815	(10,341)
Cash flows from investing activities
Purchases of property and equipment	(510)	(1,737)
Maturities of short-term investments	29,600	25,600
Purchases of short-term investments	(36,189)	(14,488)
Investment in privately held company	—	(1,500)
Net cash provided by (used in) investing activities	(7,099)	7,875
Cash flows from financing activities
Proceeds from exercise of vested stock options	723	815
Proceeds from employee stock purchase plan	2,390	2,890
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(1,070)	(941)
Payment to repurchase common stock	(3,030)	(2,139)
Payment on capital lease obligations	(126)	—
Net cash provided by (used in) financing activities	(1,113)	625
Net decrease in cash and cash equivalents	(397)	(1,841)
Cash and cash equivalents at beginning of period	34,346	45,741
Cash and cash equivalents at end of period	$33,949	$43,900

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2017		2016		2017		2016
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$24,416	65.9%	$27,204	67.4%	$77,386	66.9%	$86,158	67.2%
Stock-based compensation	313	0.8%	431	1.0%	860	0.8%	1,024	0.8%
Amortization of internal-use software	35	0.1%	35	0.1%	105	0.1%	105	0.1%
Restructuring charges	—	—%	—	—%	51	—%	—	—%
Non-GAAP gross profit	$24,764	66.8%	$27,670	68.5%	$78,402	67.8%	$87,287	68.1%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$17,342	64.8%	$21,621	68.2%	$56,906	66.4%	$70,761	68.2%
Stock-based compensation	62	0.3%	127	0.4%	165	0.2%	241	0.3%
Restructuring charges	—	—%	—	—%	51	0.1%	—	—%
Non-GAAP product gross margin	$17,404	65.1%	$21,748	68.6%	$57,122	66.7%	$71,002	68.5%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support gross margin	$7,074	68.6%	$5,583	64.3%	$20,480	68.1%	$15,397	63.0%
Stock-based compensation	251	2.4%	304	3.5%	695	2.4%	783	3.2%
Amortization of internal-use software	35	0.3%	35	0.4%	105	0.3%	105	0.4%
Non-GAAP software subscription and support gross margin	$7,360	71.3%	$5,922	68.2%	$21,280	70.8%	$16,285	66.6%

Operating Loss and Operating Margin Reconciliations:
GAAP operating loss	$(6,492)	(17.5)%	$(9,643)	(23.9)%	$(18,939)	(16.4)%	$(29,471)	(23.0)%
Stock-based compensation	4,964	13.4%	6,415	15.9%	12,961	11.2%	16,765	13.1%
Amortization of internal-use software	35	0.1%	35	0.1%	105	0.1%	105	0.1%
Restructuring charges	—	—%	—	—%	1,327	1.2%	—	—%
Charges related to securities litigation	—	—%	—	—%	—	—%	1,446	1.1%
Charges related to headquarter relocation	—	—%	—	—%	—	—%	890	0.7%
Non-GAAP operating loss	$(1,493)	(4.0)%	$(3,193)	(7.9)%	$(4,546)	(3.9)%	$(10,265)	(8.0)%

	Amount	Per share	Amount	Per share	Amount	Per share	Amount	Per share
Net Loss and Net Loss per Share Reconciliations:
GAAP net loss	$(6,612)	$(0.12)	$(9,712)	$(0.19)	$(19,504)	$(0.37)	$(29,647)	$(0.59)
Stock-based compensation	4,964	0.09	6,415	0.13	12,961	0.24	16,765	0.33
Amortization of internal-use software	35	—	35	—	105	—	105	—
Restructuring charges	—	—	—	—	1,327	0.03	—	—
Charges related to securities litigation	—	—	—	—	—	—	1,446	0.03
Charges related to headquarter relocation	—	—	—	—	—	—	890	0.02
Non-GAAP net loss, basic and diluted	$(1,613)	$(0.03)	$(3,262)	$(0.06)	$(5,111)	$(0.10)	$(10,441)	$(0.21)

Shares Used in Computing non-GAAP Basic and Diluted Net Loss per Share:
Weighted average shares used in computing net loss per share, basic and diluted	53,683,727		50,818,710		53,070,863		49,920,630

	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Operating and Functional Expenses and Expenses Percentages Reconciliations:
GAAP research and development	$9,260	25.0%	$10,685	26.5%	$28,032	24.2%	$31,457	24.6%
Stock-based compensation	(1,329)	(3.6)%	(1,576)	(3.9)%	(3,082)	(2.7)%	(4,287)	(3.4)%
Restructuring charges	—	—%	—	—%	(838)	(0.7)%	—	—%
Non-GAAP research and development	$7,931	21.4%	$9,109	22.6%	$24,112	20.8%	$27,170	21.2%

GAAP sales and marketing	$15,948	43.0%	$19,647	48.7%	$50,807	43.9%	$62,037	48.4%
Stock-based compensation	(1,566)	(4.2)%	(2,505)	(6.2)%	(4,361)	(3.8)%	(6,336)	(4.9)%
Restructuring charges		—%		—%	(243)	(0.2)%	—	—%
Non-GAAP sales and marketing	$14,382	38.8%	$17,142	42.5%	$46,203	39.9%	$55,701	43.5%

GAAP general and administrative	$5,700	15.4%	$6,515	16.1%	$17,486	15.1%	$22,135	17.3%
Stock-based compensation	(1,756)	(4.8)%	(1,903)	(4.7)%	(4,658)	(4.0)%	(5,118)	(4.0)%
Restructuring charges	—	—%	—	—%	(195)	(0.2)%	—	—%
Charges related to securities litigation	—	—%	—	—%	—	—%	(1,446)	(1.1)%
Charges related to headquarter relocation	—	—%	—	—%	—	—%	(890)	(0.7)%
Non-GAAP general and administrative	$3,944	10.6%	$4,612	11.4%	$12,633	10.9%	$14,681	11.5%

GAAP operating expenses	$30,908	83.4%	$36,847	91.3%	$96,325	83.2%	$115,629	90.2%
Stock-based compensation	(4,651)	(12.6)%	(5,984)	(14.8)%	(12,101)	(10.5)%	(15,741)	(12.3)%
Restructuring charges	—	—%	—	—%	(1,276)	(1.0)%	—	—%
Charges related to securities litigation	—	—%	—	—%	—	—%	(1,446)	(1.1)%
Charges related to headquarter relocation	—	—%	—	—%	—	—%	(890)	(0.7)%
Non-GAAP operating expenses	$26,257	70.8%	$30,863	76.5%	$82,948	71.7%	$97,552	76.1%